NVIDIA Announces Financial Results for First Quarter Fiscal 2027
•Record revenue of $81.6 billion, up 85% from a year ago
•Record Data Center revenue of $75.2 billion, up 92% from a year ago
•NVIDIA announces $80.0 billion additional share repurchase authorization and increases its quarterly cash dividend from $0.01 per share to $0.25 per share
SANTA CLARA, Calif.—May 20, 2026―NVIDIA (NASDAQ: NVDA) today reported record revenue for the first quarter ended April 26, 2026, of $81.6 billion, up 20% from the previous quarter and up 85% from a year ago.
For the quarter, GAAP and non-GAAP gross margins were 74.9% and 75.0%, respectively.
For the quarter, GAAP and non-GAAP earnings per diluted share were $2.39 and $1.87, respectively.
“The buildout of AI factories — the largest infrastructure expansion in human history — is accelerating at extraordinary speed,” said Jensen Huang, founder and CEO of NVIDIA. “Agentic AI has arrived, doing productive work, generating real value and scaling rapidly across companies and industries. NVIDIA is uniquely positioned at the center of this transformation as the only platform that runs in every cloud, powers every frontier and open source model, and scales everywhere AI is produced — from hyperscale data centers to the edge.”
During the first quarter of fiscal 2027, NVIDIA returned a record level of approximately $20.0 billion to shareholders in the form of shares repurchased and cash dividends. As of the end of the first quarter, the company had $38.5 billion remaining under its share repurchase authorization. On May 18, 2026, the Board of Directors approved an additional $80.0 billion to the Company’s share repurchase authorization, without expiration. NVIDIA is increasing its quarterly cash dividend from $0.01 per share to $0.25 per share of common stock, which will be paid on June 26, 2026, to all shareholders of record on June 4, 2026.
NVIDIA is transitioning to a new reporting framework that better reflects its current and future growth drivers. NVIDIA will have two market platforms — Data Center and Edge Computing. Within Data Center, NVIDIA will report two sub-markets, Hyperscale and ACIE, which incorporates AI Clouds, Industrial and Enterprise. Hyperscale will include revenue from the public clouds and the world’s largest consumer internet companies, while ACIE addresses NVIDIA’s growth opportunity in diverse AI purpose-built data centers and AI factories across industries and countries. Edge Computing highlights data processing devices for agentic and physical AI including PCs, game consoles, workstations, AI-RAN base stations, robotics and automotive.
Under the previous sub-markets, Data Center compute revenue was a record $60.4 billion, up 77% from a year ago and up 18% sequentially. Data Center networking revenue was a record $14.8 billion, up 199% from a year ago and up 35% sequentially.

Q1 Fiscal 2027 Summary

GAAP
($ in millions, except earnings per share)	Q1 FY27	Q4 FY26	Q1 FY26	Q/Q	Y/Y
Revenue	$81,615	$68,127	$44,062	20%	85%
Gross margin	74.9%	75.0%	60.5%	(0.1) pts	14.4 pts
Operating expenses	$7,621	$6,794	$5,030	12%	52%
Operating income	$53,536	$44,299	$21,638	21%	147%
Net income	$58,321	$42,960	$18,775	36%	211%
Diluted earnings per share	$2.39	$1.76	$0.76	36%	214%

Non-GAAP
($ in millions, except earnings per share)	Q1 FY27	Q4 FY26	Q1 FY26	Q/Q	Y/Y
Revenue	$81,615	$68,127	$44,062	20%	85%
Gross margin	75.0%	75.1%	60.8%	(0.1) pts	14.2 pts
Operating expenses	$7,449	$6,666	$4,993	12%	49%
Operating income	$53,783	$44,474	$21,801	21%	147%
Net income	$45,548	$38,969	$19,094	17%	139%
Diluted earnings per share	$1.87	$1.59	$0.78	18%	140%
Outlook
NVIDIA’s outlook for the second quarter of fiscal 2027 is as follows:
•Revenue is expected to be $91.0 billion, plus or minus 2%. NVIDIA is not assuming any Data Center compute revenue from China in its outlook.
•GAAP and non-GAAP gross margins are expected to be 74.9% and 75.0%, respectively, plus or minus 50 basis points.
•GAAP and non-GAAP operating expenses are expected to be approximately $8.5 billion and $8.3 billion, respectively.
For the full year fiscal 2027, NVIDIA expects GAAP and non-GAAP tax rates to be between 16.0% and 18.0%, excluding any discrete items and material changes to NVIDIA’s tax environment.
Highlights
Data Center
•First-quarter revenue was a record $75.2 billion, up 21% from the previous quarter and up 92% from a year ago.
•Announced the NVIDIA Vera Rubin platform, including the NVIDIA Vera CPU, the world’s first processor purpose-built for agentic AI, and NVIDIA BlueField®-4 STX, accelerated storage infrastructure for agentic AI factories.
•Entered production with NVIDIA Dynamo 1.0, open source software that boosts generative and agentic inference on NVIDIA Blackwell GPUs by up to 7x, with widespread global adoption.

•Announced NVIDIA NemoClaw™ for the OpenClaw agent platform, NVIDIA OpenShell™ with privacy and security controls for autonomous AI agents, and NVIDIA Agent Toolkit, an open source platform for building autonomous enterprise AI agents.
•Advanced open AI model development with new NVIDIA Nemotron™, NVIDIA BioNeMo™ and NVIDIA Ising models, and the launch of the NVIDIA Nemotron Coalition.
•Expanded collaboration with Google Cloud to advance agentic and physical AI, including new NVIDIA Vera Rubin-powered A5X instances and a preview of Google Gemini models on Google Distributed Cloud running on NVIDIA Blackwell and Blackwell Ultra GPUs.
•Expanded the AI ecosystem through a strategic partnership with Marvell via NVIDIA NVLink Fusion™, and collaboration on silicon photonics technology.
•Announced multi-year strategic agreements with Coherent, Corning and Lumentum to accelerate innovation in advanced optics technologies.
•Announced the NVIDIA RTX PRO™ 4500 Blackwell Server Edition GPU.
Edge Computing
•First-quarter Edge Computing revenue was $6.4 billion, up 10% from the previous quarter and up 29% from a year ago.
•Released NVIDIA DLSS 4.5 Dynamic Multi Frame Generation and previewed the next generation of DLSS 3D-guided neural rendering model, DLSS 5, NVIDIA’s most significant graphics breakthrough since ray tracing in 2018.
•Accelerated and optimized key local agentic models, including Gemma 4, Qwen, Mistral and NVIDIA Nemotron for NVIDIA RTX™ and edge devices.
•Announced the NVIDIA Alpamayo 1.5 open model and NVIDIA Omniverse NuRec technologies that enable autonomous driving systems at scale.
•Expanded partnership with Hyundai Motor Company and Kia for next-generation autonomous driving built on the NVIDIA DRIVE Hyperion™ platform, and expanded partnership with Uber to launch a fleet of autonomous vehicles powered by full-stack NVIDIA DRIVE AV software.
•Announced that BYD, Geely, Isuzu and Nissan are building level 4-ready vehicles on the NVIDIA DRIVE Hyperion platform, and introduced NVIDIA Halos OS, a unified safety architecture for AI-driven vehicles.
•Announced new NVIDIA Cosmos™ and NVIDIA Isaac™ GR00T N models, new Isaac simulation frameworks, the general availability of NVIDIA IGX Thor™ and physical AI leaders building on NVIDIA technology.
•Partnered with global industrial software leaders to accelerate AI-driven design, engineering and manufacturing using NVIDIA CUDA-X™, NVIDIA Omniverse™ and accelerated computing.
•Announced collaboration with T-Mobile and Nokia to integrate physical AI applications on AI-RAN-ready infrastructure, as well as a commitment with global telecom leaders to build 6G wireless networks on AI-native, open and secure platforms.
CFO Commentary
Commentary on the quarter by Colette Kress, NVIDIA’s executive vice president and chief financial officer, is available at https://investor.nvidia.com.

Conference Call and Webcast Information
NVIDIA will conduct a conference call with analysts and investors to discuss its first quarter fiscal 2027 financial results and current financial prospects today at 2 p.m. Pacific time (5 p.m. Eastern time). A live webcast (listen-only mode) of the conference call will be accessible at NVIDIA’s investor relations website, https://investor.nvidia.com. The webcast will be recorded and available for replay until NVIDIA’s conference call to discuss its financial results for its second quarter of fiscal 2027.
Non-GAAP Measures
To supplement NVIDIA’s condensed consolidated financial statements presented in accordance with GAAP, the company uses non-GAAP measures of certain components of financial performance. These non-GAAP measures include non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating expenses, non-GAAP operating income, non-GAAP other income (expense), net, non-GAAP net income, non-GAAP net income, or earnings, per diluted share, and free cash flow. For NVIDIA’s investors to be better able to compare its current results with those of previous periods, the company has shown a reconciliation of GAAP to non-GAAP financial measures. These reconciliations adjust the related GAAP financial measures to exclude acquisition-related and other costs, other, gains/losses from equity securities, net, certain other income and expense, and the associated tax impact of these items where applicable. Beginning in the first quarter of fiscal 2027, NVIDIA’s non-GAAP financial measures no longer exclude stock-based compensation expense. The historical non-GAAP financial information presented has been updated to include stock-based compensation expense. Free cash flow is calculated as GAAP net cash provided by operating activities less both purchases related to property and equipment and intangible assets and principal payments on property and equipment and intangible assets. NVIDIA believes the presentation of its non-GAAP financial measures enhances the users’ overall understanding of the company’s historical financial performance. The presentation of the company’s non-GAAP financial measures is not meant to be considered in isolation or as a substitute for the company’s financial results prepared in accordance with GAAP, and the company’s non-GAAP measures may be different from non-GAAP measures used by other companies.
About NVIDIA
NVIDIA (NASDAQ: NVDA) is the world leader in AI and accelerated computing.

###

For further information, contact:

Toshiya Hari	Mylene Mangalindan
Investor Relations	Corporate Communications
NVIDIA Corporation	NVIDIA Corporation
toshiyah@nvidia.com	press@nvidia.com
Certain statements in this press release including, but not limited to, statements as to: the buildout of AI factories—the largest infrastructure expansion in human history—accelerating at extraordinary speed; the value generated by agentic AI; expectations with respect to growth, performance and benefits of NVIDIA’s products, services and technologies, including Blackwell, and related trends and drivers; expectations with respect to supply and demand for NVIDIA’s products, services and technologies, including Blackwell, and related matters including inventory, production and distribution; expectations with respect to NVIDIA’s third party arrangements, including with its collaborators and partners; expectations with respect to technology developments, including Vera Rubin, and related trends and drivers; future NVIDIA cash dividends or other returns to stockholders; NVIDIA’s financial and business outlook for the second quarter of fiscal 2027 and beyond; projected market growth and trends; expectations with respect to AI and related industries; and other statements that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are subject to the “safe harbor” created by those sections based on management’s beliefs and assumptions and on information currently available to management and are subject to risks and uncertainties that could cause results to be materially different than expectations. Important factors that could cause actual results to differ materially include: global economic and political conditions; NVIDIA’s reliance on third parties to manufacture, assemble, package and test NVIDIA’s products; the impact of technological development and competition; development of new products and technologies or enhancements to NVIDIA’s existing products and technologies; market acceptance of NVIDIA’s products or NVIDIA’s partners’ products; design, manufacturing or software defects; changes in consumer preferences or demands; changes in industry standards and interfaces; unexpected loss of performance of NVIDIA’s products or technologies when integrated into systems; NVIDIA’s ability to realize the potential benefits of business investments or acquisitions; and changes in applicable laws and regulations, as well as other factors detailed from time to time in the most recent reports NVIDIA files with the Securities and Exchange Commission, or SEC, including, but not limited to, its Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Copies of reports filed with the SEC are posted on the company’s website and are available from NVIDIA without charge. These forward-looking statements are not guarantees of future performance and speak only as of the date hereof, and, except as required by law, NVIDIA disclaims any obligation to update these forward-looking statements to reflect future events or circumstances.
© 2026 NVIDIA Corporation. All rights reserved. NVIDIA, the NVIDIA logo, BlueField, Cosmos, NemoClaw, Nemotron, NVIDIA Isaac, BioNeMo, CUDA-X, NVIDIA DRIVE Hyperion, NVIDIA IGX Thor, NVIDIA Omniverse, NVIDIA OpenShell, NVIDIA RTX PRO, NVIDIA RTX, and NVLink Fusion are trademarks and/or registered trademarks of NVIDIA Corporation in the U.S. and/or other countries. Other company and product names may be trademarks of the respective companies with which they are associated. Features, pricing, availability and specifications are subject to change without notice.

NVIDIA CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(In millions, except per share data)
(Unaudited)

	Three Months Ended
	April 26,	April 27,
	2026	2025

Revenue	$81,615	$44,062
Cost of revenue	20,458	17,394
Gross profit	61,157	26,668

Operating expenses
Research and development	6,321	3,989
Sales, general and administrative	1,300	1,041
Total operating expenses	7,621	5,030

Operating income	53,536	21,638
Interest income	540	515
Interest expense	(102)	(63)
Other income (expense), net	15,929	(180)
Total other income, net	16,367	272

Income before income tax	69,903	21,910
Income tax expense	11,582	3,135
Net income	$58,321	$18,775

Net income per share:
Basic	$2.40	$0.77
Diluted	$2.39	$0.76

Weighted average shares used in per share computation:
Basic	24,286	24,441
Diluted	24,391	24,611

NVIDIA CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(In millions)
(Unaudited)

	April 26,	January 25,
	2026	2026
ASSETS

Current assets:
Cash and cash equivalents	$13,237	$10,605
Marketable debt securities	37,098	39,065
Marketable equity securities	30,237	12,886
Accounts receivable, net	40,710	38,466
Inventories	25,797	21,403
Prepaid expenses and other current assets	3,916	3,180
Total current assets	150,995	125,605

Property and equipment, net	12,403	10,383
Operating lease assets	4,258	2,867
Goodwill	20,894	20,832
Intangible assets, net	3,120	3,306
Deferred income tax assets	11,707	13,258
Non-marketable securities	43,364	22,251
Other assets	12,733	8,301
Total assets	$259,474	$206,803

LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
Accounts payable	$13,097	$9,812
Accrued and other current liabilities	29,787	21,352
Short-term debt	1,000	999
Total current liabilities	43,884	32,163

Long-term debt	7,470	7,469
Long-term operating lease liabilities	3,878	2,572
Other long-term liabilities	8,768	7,306
Total liabilities	64,000	49,510

Shareholders' equity	195,474	157,293
Total liabilities and shareholders' equity	$259,474	$206,803

NVIDIA CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In millions)
(Unaudited)
	Three Months Ended
	April 26,	April 27,
	2026	2025
Cash flows from operating activities:
Net income	$58,321	$18,775
Adjustments to reconcile net income to net cash
provided by operating activities:
Stock-based compensation expense	1,928	1,474
Deferred income taxes	1,584	(2,177)
Depreciation and amortization	997	611
(Gains) losses from equity securities, net	(15,936)	175
Other	(94)	(98)
Changes in operating assets and liabilities, net of acquisitions:
Accounts receivable	(2,243)	933
Inventories	(4,420)	(1,258)
Prepaid expenses and other assets	(983)	560
Accounts payable	2,210	941
Accrued and other current liabilities	7,763	7,128
Other long-term liabilities	1,217	350
Net cash provided by operating activities	50,344	27,414

Cash flows from investing activities:
Proceeds from maturities of marketable debt securities	1,946	3,122
Proceeds from sales of non-marketable securities	26	—
Proceeds from sales of marketable debt securities	25	467
Purchases of non-marketable securities	(18,582)	(649)
Purchases of marketable debt and equity securities	(8,000)	(6,546)
Purchases related to property and equipment and intangible assets	(1,757)	(1,227)
Acquisitions, net of cash acquired	(87)	(383)
Net cash used in investing activities	(26,429)	(5,216)

Cash flows from financing activities:
Proceeds related to employee stock plans	515	370
Payments related to repurchases of common stock	(19,312)	(14,095)
Payments related to employee stock plan taxes	(2,129)	(1,532)
Dividends paid	(243)	(244)
Principal payments on property and equipment and intangible assets	(33)	(52)
Other	(81)	—
Net cash used in financing activities	(21,283)	(15,553)

Change in cash and cash equivalents	2,632	6,645
Cash and cash equivalents at beginning of period	10,605	8,589
Cash and cash equivalents at end of period	$13,237	$15,234

NVIDIA CORPORATION
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
($ In millions, except per share data)
(Unaudited)

	Three Months Ended
	April 26,	January 25,	April 27,
	2026	2026	2025

GAAP cost of revenue	$20,458	$17,034	$17,394
GAAP gross profit	$61,157	$51,093	$26,668
GAAP gross margin	74.9%	75.0%	60.5%
Acquisition-related and other costs (A)	47	48	123
Other	28	(1)	3
Non-GAAP cost of revenue	$20,383	$16,987	$17,268
Non-GAAP gross profit	$61,232	$51,140	$26,794
Non-GAAP gross margin*	75.0%	75.1%	60.8%

GAAP operating expenses	$7,621	$6,794	$5,030
Acquisition-related and other costs (A)	(172)	(90)	(37)
Other	—	(38)	—
Non-GAAP operating expenses	$7,449	$6,666	$4,993

GAAP operating income	$53,536	$44,299	$21,638
Total impact of non-GAAP adjustments to operating income	247	175	163
Non-GAAP operating income*	$53,783	$44,474	$21,801

GAAP total other income, net	$16,367	$6,098	$272
(Gains) losses from equity securities, net	(15,936)	(5,491)	175
Other (B)	26	13	1
Non-GAAP total other income, net	$457	$620	$448

GAAP net income	$58,321	$42,960	$18,775
Total pre-tax impact of non-GAAP adjustments	(15,663)	(5,303)	339
Income tax impact of non-GAAP adjustments	2,890	1,312	(20)
Non-GAAP net income*	$45,548	$38,969	$19,094

Diluted net income per share
GAAP	$2.39	$1.76	$0.76
Non-GAAP*	$1.87	$1.59	$0.78

Weighted average shares used in diluted net income per share computation	24,391	24,432	24,611

GAAP net cash provided by operating activities	$50,344	$36,190	$27,414
Purchases related to property and equipment and intangible assets	(1,757)	(1,284)	(1,227)
Principal payments on property and equipment and intangible assets	(33)	(4)	(52)
Free cash flow	$48,554	$34,902	$26,135

*Includes H20 charges/(releases), net, which was $4.5 billion for the first quarter of fiscal 2026, insignificant for the fourth quarter of fiscal 2026, and none for the first quarter of fiscal 2027.

(A) Acquisition-related and other costs are comprised of amortization of intangible assets, transaction costs, and certain compensation charges and are included in the following line items:
	Three Months Ended
	April 26,	January 25,	April 27,
	2026	2026	2025
Cost of revenue	$47	$48	$123
Research and development	$167	$83	$28
Sales, general and administrative	$5	$7	$9

(B) Comprised of interest expense related to acquisition consideration discount to be paid in the future, dividend income on equity securities, share of net (earnings)/losses related to equity method investments, and amortization of debt discount.

NVIDIA CORPORATION
RECONCILIATION OF GAAP TO NON-GAAP OUTLOOK

Q2 FY2027 Outlook
($ in millions)
GAAP gross margin	74.9%
Impact of acquisition-related costs and other costs	0.1%
Non-GAAP gross margin	75.0%

GAAP operating expenses	$8,500
Acquisition-related costs and other costs	(200)
Non-GAAP operating expenses	$8,300